UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2017

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	000-55714	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On May 26, 2017, we entered into an Amended and Restated Voting and First Refusal Agreement (the “Restated Voting Agreement”) with Boulderado Partners, LLC and Magnolia Capital Fund, LP.  The Restated Voting Agreement amended and restated the original Voting and First Refusal Agreement dated June 19, 2015, as described in, and filed as Exhibit 4.8 to, our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2015.  The Restated Voting Agreement amended the original agreement to reflect the renaming of our classes of common stock, as carried out by the amendment and restatement of our Amended and Restated Certificate of Incorporation, as described in Item 5.03 of this Current Report on Form 8-K.

 The description of the Restated Voting Agreement is qualified in its entirety by reference to the full text of the Restated Voting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

 On May 25, 2017, we amended and restated our Amended and Restated Certificate of Incorporation.  This action was approved by stockholders at a special meeting, as described in Item 5.07 of this Current Report on Form 8-K.  The Second Amended and Restated Certificate of Incorporation (i) increased the authorized number of shares of our common stock from 11,000,000 to 20,000,000, (ii) designated as “Class B common stock” all authorized shares of our common stock that had been designated as Class A common stock and (iii) designated as “Class A common stock” all authorized shares of our common stock that had not been designated as Class A common stock.

 The description of the Second Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

 On May 25, 2017, our stockholders approved, by means of a vote taken at a special meeting, an action to amend and restate our Amended and Restated Certificate of Incorporation.  The terms of the amendment and restatement are described in Item 5.03 of this Current Report on Form 8-K and the Second Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

At the special meeting, the stockholders voted as set forth below on the following proposal, which is described in detail in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 26, 2017.

Of the Company’s 5,841,815 shares of common stock (now named Class A common stock) issued and outstanding and entitled to vote as of the record date on April 28, 2017, a quorum of 5,549,178 shares of common stock, or 95.0% of the shares of common stock entitled to vote, was present in person or represented by proxy at the special meeting.  In addition, all of the Company’s 1,055,560 shares of Class A common stock (now named Class B common stock) issued and outstanding and entitled to vote as of the record date on April 28, 2017 were present in person or represented by proxy at the special meeting.  Each share of Class A common stock has 10 votes and the reports represented below reflect the total Class A common stock votes counting each share of Class A common stock as 10 votes, or 10,555,600 total votes attributed to the Class A common stock in the aggregate, out of a total of 16,104,567 votes.

The final voting results for each matter submitted to a vote of the stockholders at the special meeting are as follows:

Proposal No. 1.   Charter Amendment and Restatement.

The approval of the Second Amended and Restated Certificate of Incorporation.

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
16,104,567	211	0	0

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Exhibit Title

3.1	Second Amended and Restated Certificate of Incorporation of Boston Omaha Corporation.

4.1	Amended and Restated Voting and First Refusal Agreement, dated May 26, 2017, by and among Boston Omaha Corporation, Magnolia Capital Fund, L.P. and Boulderado Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Alex B. Rozek
Alex B. Rozek, Co-Chief Executive Officer

Date: May 26, 2017